                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 October 3, 2002
                                 ---------------
                                 Date of Report
                        (Date of earliest event reported)

                            Tidel Technologies, Inc.
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)

       Delaware                           0-17288               75-2193593
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(State or Other Jurisdiction          (Commission            (IRS Employer
of Incorporation)                     File Number)           Identification No.)

5847 San Felipe, Suite 900, Houston, TX                            77057
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(Address of Principal Executive Offices)                         (Zip Code)

                                 (713) 783-8200
                                 --------------
                         (Registrant's telephone number,
                              including area code)

                                 Not Applicable
                                 --------------
         (Former Name or Former Address, if Changed Since Last Report.)

            Item 5.     Other Events.
                        ------------

            On October 3, 2002,  Tidel  Technologies,  Inc.  ("Tidel")  issued a press release, set forth as Exhibit 99.1 to this Current Report and incorporated herein by reference,  which  describes  Tidel's plan to conduct the first public demonstrations  of its  newest  product,  the  Sentinel,  at the NACS  Show 2002 beginning this weekend in Orlando, Florida.

Item 7.       Financial Statements and Exhibits.
              ---------------------------------

            (c)     Exhibits
                    --------

                    Exhibit No.    Exhibits
                    -----------    --------

                       99.1        Press Release of Tidel Technologies, Inc. dated
                                   October 3, 2002.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Tidel Technologies, Inc.

Dated: October 4, 2002                         By: /s/ Leonard Carr
                                                   ------------------------
                                               Name:  Leonard Carr
                                               Title: Vice President